                                                                    EXHIBIT 10.5
                                                                  EXECUTION COPY


                             CONTRIBUTION AGREEMENT


                 CONTRIBUTION AGREEMENT, dated as of June 25, 1996 (the "AGREEMENT"), by and among DeBartolo Realty Corporation, an Ohio corporation ("DEBARTOLO"), as the general partner of DeBartolo Realty Partnership, L.P., a Delaware limited partnership ("DRP"), and, after the consummation of the transactions contemplated hereby and by the Merger Agreement referred to below, as a general partner of SDG (as hereinafter defined) (DRP simultaneously herewith will change its name to Simon DeBartolo Group, L.P. ("SDG")), Simon Property Group, Inc., a Maryland corporation ("SIMON"), in its individual capacity and as the general partner of Simon Property Group, L.P., a Delaware limited partnership ("SPG L.P."), and the limited partners of SPG L.P. listed on SCHEDULE A (as supplemented from time to time pursuant to Section 1.2(c) hereof) hereto ("SIMON", and, together with Simon, the "SUBSCRIBERS").

                                    RECITALS

                 (a) Simultaneously with the consummation of the merger of Day Acquisition Corp. ("SUBCO") with and into DeBartolo (the "MERGER") and the other transactions contemplated by the Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of March 26, 1996, among Simon, Subco and DeBartolo, each Subscriber shall contribute to SDG, and SDG shall accept from each such Subscriber, certain of its respective interests in SPG L.P. (collectively, the "SIMON INTERESTS") specified pursuant to Recital (b) below, and in consideration for such contributions by
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each Subscriber, and in exchange therefor, SDG shall issue to each Subscriber, and each Subscriber shall receive from SDG, certain partnership interests in SDG ("UNITS").

                 (b) Each Subscriber shall contribute to SDG, and SDG shall accept from each such Subscriber, the Simon Interests set forth opposite the name of each such Subscriber on SCHEDULE B hereto (as supplemented from time to time pursuant to Section 1.2(c) hereof). SDG shall issue to each Subscriber, and such Subscriber shall receive from SDG, the number of Units set forth opposite the name of each such Subscriber on SCHEDULE C hereto (as supplemented from time to time pursuant to Section 1.2(c) hereof).

                 (c) In order to consummate the transactions contemplated by this Agreement at the Closing (as hereinafter defined), (i) the Fourth Amended and Restated Agreement of Limited Partnership of DRP, dated as of April 21, 1994 as heretofore amended (the "DEBARTOLO PARTNERSHIP AGREEMENT"), which, among other things, will change the name of DRP to "Simon DeBartolo Group, L.P.," shall be amended and restated substantially in the form attached hereto as ANNEX A (the "NEW SDG PARTNERSHIP AGREEMENT"), and (ii) the Second Amended and Restated Agreement of Limited Partnership of SPG L.P., dated as of December 30, 1995 (the "OLD SPG PARTNERSHIP AGREEMENT"), shall be amended and restated substantially in the form attached hereto as ANNEX B (the "NEW SPG PARTNERSHIP AGREEMENT").

                 (d) Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
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                                                                               3



                 NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereby agree as follows:

                                   SECTION 1

                    CONTRIBUTION AND EXCHANGE; CLOSING

                 1.1 Contribution and Exchange. Subject to the receipt of the consents specified on SCHEDULE D hereto prior to the Closing in form and substance satisfactory to DeBartolo and Simon, upon the terms and subject to the other conditions of this Agreement, each Subscriber shall contribute to SDG, and SDG shall accept from each such Subscriber, its respective Simon Interests, as set forth opposite the name of each such Subscriber on SCHEDULE B hereto.1 SDG shall issue to each Subscriber, and each Subscriber shall receive from SDG, the number of Units set forth opposite the name of each such Subscriber on SCHEDULE C hereto.2 Each of SDG and SPG L.P. shall make a cash flow distribution to their respective partners, the record


__________________________________

1/ SCHEDULE B sets forth (i) the limited partner interest of each SPG L.P. Limited Partner in SPG L.P. being transferred to SDG and (ii) with respect to Simon s general partner interest in SPG L.P. being transferred to SDG, units representing 10.5% of the total outstanding units in SPG L.P. plus the assignment of 49.5% of the interest in the profits of SPG L.P.

2/ SCHEDULE C sets forth the Units being issued to each SPG L.P. Limited Partner in SDG as well as the non managing general partner interest being issued to Simon in SDG. It is anticipated that subsequent to the first anniversary of the Closing, Simon will transfer to SDG for no additional consideration, all of its remaining economic interest in SPG L.P. other than units constituting 1% of the total issued and outstanding units in SPG L.P. It is also anticipated that 13 months after the Closing, all Preferred Units owned by Simon will be transferred to SDG in exchange for the same number of Preferred Units in SDG.

date for which shall be the close of business on the last day prior to the Effective Time. The amount of each such distribution shall be equal to the amount of each partnership's most recent prior cash flow distribution, multiplied by the number of days elapsed since the record date for such prior distribution through and including the Effective Time and divided by 91, which distribution shall constitute the only cash flow distribution to be paid in respect of the period from such prior record date through and including the Effective Time. Such distributions shall be paid in accordance with the respective past practices of the partnerships.

                 1.2 The Closing. The closing for the contribution of Simon Interests in exchange for Units as provided for hereunder (the "CLOSING") shall take place concurrently with the consummation of the Merger at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York. At the Closing:

                          (a)     Each Subscriber shall deliver to SDG such
good and sufficient instruments of conveyance and assignment as SDG and its counsel shall deem reasonably necessary or appropriate to vest in SDG good title in and to the Simon Interests, respectively owned by each such Subscriber, free and clear of all Liens.

                          (b)     Simon, as the general partner of SPG L.P.,
DeBartolo, as the managing general partner of SDG, and, to the extent necessary, existing limited partners of SPG L.P. shall deliver a duly executed counterpart of the New SPG Partnership Agreement, pursuant to which (i) SDG agrees to be bound by the terms and
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                                                                               5

conditions of the New SDG Partnership Agreement, and (ii) SDG becomes a limited partner of SPG L.P.

                          (c)     The New SDG Partnership Agreement shall be
executed and delivered by (i) DeBartolo, as managing general partner of SDG,
(ii) the Simon Limited Partners who become limited partners of SDG (to the extent their signatures are required), (iii) Simon, as non-managing general partner of SDG, and (iv) by existing partners of SDG to the extent required, but in any event, at least a Majority-in- Interest (as such terms is defined in the DeBartolo Partnership Agreement) of the limited partners of DRP. In this connection, it is anticipated that other limited partners of SPG L.P. will execute contribution agreements substantially in the form hereof and that at the Closing, Units will be issued to such other limited partners of SPG L.P. in exchange for their respective limited partnership units in SPG L.P. in the same ratio as Units are being issued to the Simon Limited Partners hereunder. Simon shall provide from time to time modified Schedules A, B, C, E and F to reflect the execution and delivery from time to time of additional contribution agreements, whereupon such holders of interests in SPG L.P. shall become SDG Limited Partners for the purposes hereof. Each such additional contribution agreement shall be deemed to constitute a counterpart pursuant to Section 6.7 below. Not less than ten business days prior to the Closing, Simon shall deliver to DeBartolo, SDG and SPG L.P. a final, accurate composite of all counterpart contribution agreements signed by all of the Simon Limited Partners who have signed contribution agreements together with the final forms of Schedules A, B, C, E and F reflecting all of the Simon Limited Partners that have signed Contribution Agreements, the aggregate Simon Interests to be exchanged by such Simon Limited Partners and other aggregate information called for by said Schedules. To the extent such composite Contribution Agreement only reflects the information called for by the preceding sentence, it shall not be deemed to constitute an amendment, waiver or modification of this Agreement for the purposes of Section 6.5 below.

                          (d)     Any other documents or agreements required to
admit the Subscribers as partners of SDG shall be executed and delivered as necessary.

                                   SECTION 2

                REPRESENTATION AND WARRANTIES; INDEMNIFICATION

                 2.1 Representations and Warranties of SDG. SDG represents and warrants to each Subscriber that:

                          (a)     Due Organization and Good Standing.  SDG is a
limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted. SDG is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of SDG or on the ability of SDG to consummate the transactions contemplated in this Agreement. The DeBartolo Partnership Agreement, a copy of which has been delivered to Simon, as general partner of SPG L.P., has not been amended or modified (except as permitted by the Merger Agreement), annulled, rescinded or revoked since such delivery, and is in full force and effect as of the date hereof; it being understood by the parties hereto that upon the Closing, the DeBartolo Partnership Agreement shall be amended and restated and the agreements and relationships among the partners of SDG shall thereafter be governed by the New SDG Partnership Agreement.

                          (b)     Authorization and Validity of Agreement.  SDG
has the requisite partnership power and authority to enter into this Agreement and consummate the transactions contemplated thereby. The execution, delivery and performance of this Agreement by SDG and the consummation by SDG of the transactions contemplated hereby have been duly authorized on behalf of SDG by DeBartolo, as the general partner of SDG. This Agreement has been duly authorized, executed and delivered by DeBartolo, as the general partner of SDG, and, subject to the consent of certain limited partners of SDG as required by the DeBartolo Partnership Agreement (the "S-D CONSENT"), it constitutes a legal, valid and binding obligation of SDG, enforceable against SDG in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws at the time in effect affecting the enforceability of rights of creditors and (ii) the remedy of specific performance and injunctive and other forms of equitable
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                                                                               8

relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (c)     Non-Contravention.  The execution, delivery
and performance by SDG of this Agreement and the issuance of the Units pursuant to the New SDG Partnership Agreement do not and will not (i) subject to the obtaining of the S-D Consent, contravene or conflict with the DeBartolo Partnership Agreement or the New SDG Partnership Agreement, (ii) contravene or conflict with or constitute a violation of any provision of any Laws binding upon or applicable to SDG, (iii) require any consent, approval or other action by any Governmental Entity or any other person other than those consents or approvals set forth on SCHEDULE D hereto, (iv) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of SDG under any provision of any agreement, contract, indenture, lease or other instrument binding upon SDG or any license, franchise, permit or other similar authorization held by SDG or by which any of SDG's assets may be bound or (v) result in the creation or imposition of any Liens on SDG; provided, however, it is understood that the right of SDG to execute, deliver and perform this Agreement may be deemed to require the consents set forth on SCHEDULE D hereto.

                          (d)     Litigation.  There are no pending actions,
suits or proceedings pending or, to the knowledge of DRP, threatened in writing, against or affecting DRP or any of its properties, assets or operations, or with respect to which

DRP is responsible by way of indemnity or otherwise that could, individually or in the aggregate, reasonably be likely to have a material adverse effect.

                          (e)     Units Issued Free and Clear of Liens.  All of
the Units required to be issued to each Subscriber pursuant to this Agreement shall be validly issued free and clear of any Liens, and each Subscriber shall have all of its respective rights and privileges as provided in the New SDG Partnership Agreement.

                          (f)     Capitalization.  Following the consummation
of the transactions contemplated in this Agreement, the number of Units held by each partner of SDG shall be calculated as set forth on SCHEDULE E hereto and the results of such calculation shall be set forth on Exhibit A to the New SDG Partnership Agreement.

                          (g)     SEC Documents.  The Annual Report on Form
10-K of DeBartolo for the year ended December 31, 1995 as filed with the SEC, a copy of which has been delivered to each Subscriber, contains no untrue statement of material fact and does not omit to state any fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 2.2      Representations and Warranties of Simon

                          (a)     SEC Documents.  The Annual Report on Form
10-K of Simon for the year ended December 31, 1995 as filed with the SEC, a copy of which has been delivered to SDG, contains no untrue statement of material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 2.3 Representations and Warranties of Each Subscriber that Is Not a Natural Person. Each Subscriber which is not a natural person represents and warrants to SDG and DeBartolo, as general partner of SDG, and to each other Subscriber that:

                          (a)     it is an organization duly organized and
validly existing in good standing under the laws of its jurisdiction of organization and

                          (b)     the execution, delivery and performance by
such Subscriber of this Agreement and the New SDG Partnership Agreement (i) are within its power and authority and do not and will not contravene or conflict with the certificate or articles of incorporation, by-laws, partnership agreement or other organizational or governance documents of such Subscriber and (ii) have been duly authorized by all necessary action by such Subscriber.

                 2.4 Representations and Warranties of All Subscribers. Each Subscriber represents and warrants to SDG and to each other Subscriber as follows:

                          (a)     Authorization and Validity of Agreement.
This Agreement has been duly executed and delivered by such Subscriber and constitutes a legal, valid and binding obligation of such Subscriber, enforceable against such Subscriber in accordance with its terms and the New SDG Partnership Agreement shall be duly executed and delivered by such Subscriber and shall constitute legal, valid and binding obligations of such Subscriber, enforceable against such Subscriber in accordance with its terms, except in each case that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws at the time in effect affecting the enforceability of rights of creditors and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                          (b)     Non-Contravention.  The execution, delivery
and performance by such Subscriber of this Agreement and the New SDG Partnership Agreement and the consummation of the transactions contemplated herein and therein by such Subscriber do not and will not (i) contravene or conflict with or constitute a violation of any provision of any Laws binding upon or applicable to such Subscriber, (ii) require any consent, approval or other action by any Governmental Entity or any other person other than those consents or approvals as set forth on SCHEDULE F, or (iii) result in the creation or imposition of any Lien on any of the Simon Interests held by such Subscriber.

                          (c)     Litigation.  There are no pending actions,
suits or proceedings pending or, to the knowledge of such Subscriber, threatened in writing, against or affecting such Subscriber or any of its properties, assets or operations, or with respect to which such Subscriber is responsible by way of indemnity or otherwise that could or in any way limit the ability of such Subscriber to consummate the transaction contemplated hereby.

                          (d)     Access to Information.  Such Subscriber
acknowledges that it or its representative or agent (i) has been given full and complete access to SDG in connection with this Agreement and the transactions contemplated hereby,
(ii) has had the opportunity to review all documents relevant to its decision to enter into this Agreement and (iii) has had the opportunity to ask questions of SDG and its management concerning its investment in SDG and the transactions contemplated hereby.

                          (e)     Investment Intent of Each Subscriber.  Such
Subscriber acknowledges that it understands that the Units to be issued to such Subscriber in exchange for the Simon Interests to be contributed by Subscriber as provided herein (i) shall not be registered under the Securities Act in reliance upon the exemption afforded by Section 4(2) thereof for transactions by an issuer not involving any public offering and (ii) shall not be registered or qualified under any applicable state securities laws. Such Subscriber represents that (i) it is acquiring such Units for investment only and without any view toward distribution thereof and it shall not sell or otherwise dispose of such Units except in compliance with the registration requirements or exemption provisions of any applicable federal or state securities laws and in accordance with the terms of such securities contained in the New SDG Partnership Agreement, as amended, (ii) its economic circumstances are such that it is able to bear all risks of the investment in the Units for an indefinite period of time, including the risk of a complete loss of its investment in the Units, (iii) it has knowledge and experience in financial and business matters sufficient to evaluate the risks of investment in the Units and (iv) it has consulted with its own counsel and tax advisor, to the extent deemed necessary by it, as to all legal and taxation matters covered by this

Agreement and has not relied upon DRP, DeBartolo, Simon or any of their respective affiliates, officers and representatives for any explanation of the application of the various federal or state securities laws or tax laws with regard to its acquisition of the Units. Such Subscriber further acknowledges and represents that it has made its own independent investigation of SDG and the business proposed to be conducted by SDG, and that any information relating thereto furnished to such Subscriber was supplied by or on behalf of SDG.

                          (f)     Ownership and Encumbrance of the Assets.

                                  (i)   Such Subscriber has all right, title
and interest in the respective Simon Interests to be contributed to SDG by it free and clear of any Liens. Except as disclosed on SCHEDULE G, such Subscriber has not granted any rights, options or rights of first refusal, or entered into any agreements of any kind that are currently in effect or that have not been waived, to purchase or otherwise acquire such Simon Interests, or any part thereof or any interest therein, except the rights of SDG under this Agreement.

                                 (ii)  Upon consummation of the Closing, SDG
shall be the legal owner of the Simon Interests delivered by each such Subscriber free and clear of all Liens.

                          (g)     Advisors.  Such Subscriber has consulted with
its own counsel and tax advisor, to the extent such Subscriber deemed necessary, as to the legal and taxation matters associated with this Agreement and the transactions contemplated hereby and has not relied upon DRP, DeBartolo, Simon or any of their respective affiliates, officers and representatives for any explanation of the application of federal or state securities or tax laws with regard to its contribution of the Simon Interests or its receipt of the Units pursuant to the terms hereof.

                 2.5 Indemnification. Each Subscriber shall, subject to the limitations hereinafter set forth, indemnify and hold SDG and its partners free and harmless of and from any claim, loss, damage, expense, cost or liability (including, without limitation, reasonable attorneys' fees and disbursements) resulting from its respective breach of any representation or warranty in made by it in Sections 2.3 and 2.4. SDG shall, subject to the limitations hereinafter set forth, indemnify and hold each Subscriber, and its partners, officers and directors (if applicable), free and harmless of and from any claim, loss, damage, expense, cost or liability (including without limitation, reasonable attorneys' fees and disbursements) resulting from a breach of any representation and warranty in Section 2.1. Simon shall, subject to the limitations hereinafter set forth, indemnify and hold SDG and its partners free and harmless of and from any claim, loss, damage, expense, cost or liability (including, without limitation, reasonable attorneys' fees and disbursements) resulting from a breach of any representation or warranty in
Section 2.2. SPG L.P. shall, subject to the limitations hereinafter set forth, indemnify and hold SDG and its partners free and harmless of and from any claim, loss, damage, expense, cost or liability (including, without limitation, reasonable attorneys' fees and disbursements) resulting from a breach of any representation or warranty in Section 2.3. Notwithstanding anything to the contrary contained herein, (i) in no event shall the amount that SDG may recover against any

Subscriber or that any Subscriber may recover against SDG under or in respect of this Section 2.5 for a breach of any representation or warranty in Sections 2.2, 2.4 or 2.5 hereof exceed the fair market value of the Units issued to such Subscriber, (ii) all obligations and liabilities of each Subscriber under this Agreement are enforceable solely against such Subscriber's Units and not against any of such Subscriber's other assets, any other Subscriber or any assets of any other Subscriber.

                 2.6 Transfer Taxes. SDG shall be solely responsible for the payment of any transfer taxes or similar charges imposed by any state, county or municipality in which any of the Simon Interests is located in connection with the contribution of the Simon Interests to SDG. Also at the Closing, and in addition to the delivery of any documents required to be delivered in connection therewith, each Subscriber and SDG shall execute, acknowledge and deliver such returns, questionnaires, certificates, affidavits, declarations and other documents which may be required in connection with the sales taxes and other taxes, fees or charges imposed by any governmental agency in connection with the transactions contemplated hereby, and shall complete, sign and swear to the same as may be necessary.



                                   SECTION 3

                             CONDITIONS TO CLOSING

                 3.1 Conditions to Obligations of All Parties. The obligations of DRP and each Subscriber to consummate the Closing are subject to the simultaneous consummation of the Merger, the simultaneous execution and delivery of the New SDG

Partnership Agreement (by DeBartolo, as managing general partner of SDG, Simon, as non-managing general partner of SDG, and to the extent required by those limited partners of SPG L.P. who become limited partners of SDG pursuant to the performance of this Agreement and the other Contribution Agreements) and to the simultaneous execution and delivery of the New SPG Partnership Agreement.

                 3.2 Conditions to Obligations of SDG. The obligations of DRP to consummate the Closing with respect to a particular Subscriber is subject to the satisfaction of the further conditions that: (i) the representations and warranties of such Subscriber as set forth herein shall be true and correct as of the Closing Date in all material respects with the same force and effect as if made on the Closing Date, (ii) the S-D Consent shall have been obtained and (iii) each Subscriber shall have performed in all material respects all of its obligations hereunder required to be performed by such Subscriber on or prior to the Closing Date.

                 3.3 Conditions to Obligations of Each Subscriber. The obligations of each Subscriber to consummate the Closing is subject to the further conditions that: (i) the representations and warranties of DRP set forth in this agreement shall be true and correct in all material respects as of the Closing Date as though made on the Closing Date, (ii) DRP shall have performed in all material respects all of its obligations hereunder required to be performed by DRP at or prior to the Closing Date, (iii) the requisite partners of DRP shall have consented the execution and delivery of the New SDG Partnership Agreement and to the extent required shall have executed and delivered counterparts of the New SDG Partnership Agreement at the Closing and

(iv) each consent set forth opposite the name of each Subscriber on SCHEDULE F shall have been obtained.



                                   SECTION 4

                                   COVENANTS

                 4.1 Further Assurances. SDG and each Subscriber agree, at any time and from time to time after the Closing, to execute, acknowledge where appropriate and deliver such further instruments and documents and to take such other action as the other of them may reasonably request in order to carry out the intents and purposes of this Agreement. The provisions of this
Section 4 shall survive the Closing.



                                   SECTION 5

                              CONSENTS TO TRANSFER

                 5.1      Consent of Simon Limited Partners.  Pursuant to
Section 9.1 of the Old SPG Partnership Agreement, the Simon Limited Partners who are parties hereto hereby (i) consent to the contribution to SDG of the Simon Interests of Simon as provided herein and (ii) consents to the admission of SDG as a special limited partner of SPG L.P. pursuant to the Partnership Agreement.

                 5.2 Consent of Simon. Pursuant to Section 9.2 of the Old SPG Partnership Agreement, Simon, as the general partner of SPG L.P., hereby
(i) consents to the contribution to SDG of the respective Simon Interests of each Simon Limited Partner as provided herein and (ii) consents to the admission of SDG as a limited partner of SPG L.P.

                                   SECTION 6

                                 MISCELLANEOUS

                 6.1 Notices. All notices and other communications given or made under this Agreement shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) or by telecopier (if written confirmation of receipt is available and provided) to the parties at the following addresses:

                          (a)     If to SPG to:

                                  Simon Realty Corporation
                                  Merchants Plaza
                                  115 West Washington Street, Suite 15 East
                                  Indianapolis, IN  46204

                                  Attention:  David Simon
                                                 James M. Barkley, Esq.
                                  Telecopy:   (317) 685-7221

                                  With a copy to:
                                  Paul, Weiss, Rifkind, Wharton & Garrison
                                  1285 Avenue of the Americas
                                  New York, New York 10019-6064
                                  Attention:  Toby S. Myerson, Esq.
                                                 Edwin S. Maynard, Esq.
                                  Telecopy:   (212) 757-3990

                          (b)     If to each Subscriber, to the
                                  address or telecopy number
                                  thereof that each Subscriber shall
                                  have previously indicated in writing.

or such other addresses as shall be furnished by the parties hereto by like notice, and such notice or communication shall be deemed to have been given or made as of the date so delivered or made.

                 6.2 Entire Agreement. This Agreement (together with each other Contribution Agreement referred to in Section 1.2(c) above) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to such subject matter.

                 6.3 Binding Effect; Benefit. Subject to Section 6.4 hereof, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                 6.4 Assignability. This Agreement (a) shall not be assignable by SDG without prior written consent of each Subscriber and (b) shall not be assignable by any Subscriber without the prior written consent of SDG.

                 6.5 Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the parties hereto.

                 6.6 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

                 6.7 Counterparts. This Agreement may be executed in any number of counterparts, including those executed from time to time by the holders of partnership interests in SPG L.P. referred to in Section 1.2(c) above each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of executed signature pages by telecopier shall be acceptable evidence of delivery to the parties hereto. Delivery of executed signature pages by telecopier shall be followed immediately by delivery of the original signature pages by overnight courier.

                 6.8 Limitation of Liability. Any obligation or liability whatsoever of either DeBartolo or Simon or any Subscriber which is a corporation or a partnership which may arise at any time under this Agreement or any other instrument, transaction, or undertaking contemplated hereby shall be satisfied, if at all, out of the assets of the DeBartolo, Simon, SDG or any such other corporation or partnership only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, any of DeBartolo, Simon or SDG's any such other corporation's or partnership's directors, partners, shareholders, officers, employees, or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                 6.9 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                       By: /s/ JOSEPH BEALE
                                           ------------------------------------
                                           BNW-Rosemont Limited Partnership
                                           c/o Hawthorn Realty
                                           2 N. LaSalle Street
                                           Chicago, IL  60602

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President

                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ D. ANDREW BELL
                                              -------------------------------
                                           D. Andrew Bell
                                           15570 N. Dallas Parkway, Suite 902
                                           Dallas, TX  75248

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President

                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ DONALD E. BOELKE
                                              -------------------------------
                                           Donald E. Boelke
                                           11134 Estancia Way
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ MELVIN SIMON
                                              -------------------------------
                                           Brightwood Plaza, Inc.
                                           115 W. Washington Street
                                           Indianapolis, IN  46204

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ ADRIAN F. BROWN
                                              -------------------------------
                                           Adrian F. Brown
                                           4964 Jennings Drive
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID CORDISH
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ DAVID CORDISH
                                              --------------------------------
                                           Cordish SPG Investments, LC
                                           c/o The Cordish Co.
                                           300 Water Street
                                           Baltimore, MD  21202

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ S. CODY ENGLE
                                              -------------------------------
                                           S. Cody Engle
                                           610 W. Belden Avenue
                                           Chicago, IL  60614

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President

                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ MEYER STEINBERG
                                              -------------------------------
                                           Enterprise-Hutchinson
                                           Associates, L.P.
                                           c/o EDA Hutchinson, Inc.
                                           11 E. 44th Street, Suite 1700
                                           New York, NY  10017

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ ARTHUR A. GREENBERG
                                              -------------------------------
                                           Equity-Simon OP LP
                                           2 N. Riverside Plaza, Suite 600
                                           Chicago, IL  60606

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ DAVID N. ESKENAZI
                                              -------------------------------
                                           David N. Eskenazi
                                           2220 N. Meridian Street
                                           Indianapolis, IN  46208

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ DORI L. ESKENAZI
                                              -------------------------------
                                           Dori L. Eskenazi
                                           2220 N. Meridian Street
                                           Indianapolis, IN  46208

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ SIDNEY ESKENAZI
                                              -------------------------------
                                           Sidney Eskenazi
                                           2220 N. Meridian Street
                                           Indianapolis, IN  46208

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ SANDRA A. ESKENAZI
                                              -------------------------------
                                           Sandra A. Eskenazi
                                           2220 N. Meridian Street
                                           Indianapolis, IN  46208

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ RANDOLPH L. FOXWORTHY
                                              -------------------------------
                                           Randolph L. Foxworthy
                                           10565 Coppergate
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ RUTH FREED
                                              -------------------------------
                                           Ruth Freed
                                           7564 Noel Road
                                           Indianapolis, IN  46278

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ WILLIAM J. GARVEY
                                              -------------------------------
                                           William J. Garvey
                                           1118 Laurelwood
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ JEROME L. GERSHMAN
                                              -------------------------------
                                           Jerome L. Gershman
                                           10621 Winterwood
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ ARTHUR A. GREENBERG
                                              -------------------------------
                                           Arthur A. Greenberg
                                           2 N. Riverside Plaza, Suite 600
                                           Chicago, IL  60606

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ LAWRENCE GREENWALD
                                              --------------------------------
                                           Lawrence Greenwald
                                           9220 Promentory Road
                                           Indianapolis, IN  46236

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ IRVING KATZ
                                              -------------------------------
                                           Irving Katz
                                           10640 Winterwood
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ ADELE KRAFT
                                              -------------------------------
                                           Adele Kraft, Trustee, under the
                                           Gerald and Adele Kraft Living Trust,
                                           dated 7/31/91
                                           432 Pine Drive
                                           Indianapolis, IN  46260

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ GERALD KRAFT
                                              -------------------------------
                                           Gerald Kraft, Trustee, under the
                                           Gerald and Adele Kraft Living Trust,
                                           dated 7/31/91
                                           432 Pine Drive
                                           Indianapolis, IN  46260

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ JAMES P. LEE
                                              -------------------------------
                                           James P. Lee
                                           4567 William Penn Place
                                           Indianapolis, IN  46256

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ PETER K. LEEDS
                                              -------------------------------
                                           Peter K. Leeds
                                           9802 Summerlakes Drive
                                           Carmel, IN  46032

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ CHARLES LEIBLER
                                              -------------------------------
                                           Charles Leibler
                                           21 Hawthorne Way
                                           Hartsdale, NY  10530

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ T. BARRETT LINDSEY
                                              -------------------------------
                                           T. Barrett Lindsey Trust
                                           3536 Twin Lake Ridge
                                           Westlake Village, CA  91361

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ SHELI Z. ROSENBERG
                                              -------------------------------
                                           Sheli Z. Rosenberg
                                           2 N. Riverside Plaza, Suite 600
                                           Chicago, IL  60606

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ SANFORD SHKOLNIK
                                              -------------------------------
                                           Sanford Shkolnik
                                           2 N. Riverside Plaza, Suite 600
                                           Chicago, IL  60606

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ GERALD SPECTOR
                                              -------------------------------
                                           Gerald Spector
                                           2 N. Riverside Plaza, Suite 400
                                           Chicago, IL  60606

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ LEONARD J. WEINMAN
                                              -------------------------------
                                           Leonard J. Weinman
                                           449 Bent Tree Lane
                                           Indianapolis, IN  46620

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ CARROLL WEISIGER
                                              -------------------------------
                                           Carroll Weisiger
                                           832 Wedgewood Lane
                                           Carmel, IN  46033

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  DEBARTOLO REALTY PARTNERSHIP, L.P.
                                  By: DEBARTOLO REALTY CORPORATION,
                                        as General Partner

                                           By: /s/ KIM A. RIECK
                                              -------------------------------
                                                Name: Kim A. Rieck
                                                Title: Senior Vice President


                                  SIMON PROPERTY GROUP, INC.


                                           By: /s/ DAVID SIMON
                                              -------------------------------
                                                Name:David Simon
                                                Title:President


                                  SUBSCRIBER:


                                           By: /s/ STEPHEN B. COHEN
                                              -------------------------------
                                           WRC Limited Partnership
                                           420 E. 6th Street
                                           P.O. Box 1598
                                           Topeka, KS  66601

                                                                      Schedule A


                              LIST OF SUBSCRIBERS

i.       Mr. Donald Boelke
ii.      Mr. Adrian F. Brown
iii.     Mr. Randolph L. Foxworthy
iv.      Mr. William J. Garvey
v.       Mr. Jerome L. Gershman
vi.      Mr. Lawrence Greenwald
vii.     Mr. Irving Katz
viii.    Mrs. Adele Kraft
ix.      Mr. Gerald Kraft
x.       Mr. James P. Lee
xi.      Mr. Peter K. Leeds
xii.     T. Barrett Lindsey Trust
xiii.    Mrs. Ruth Freed
xiv.     Mr. Leonard J. Weinman
xv.      Mr. Carroll Weisiger
xvi.     Enterprise-Hutchinson Associates, L.P.
xvii.    Mr. D. Andrew Beal
xviii.   Mr. Sidney Eskenazi
xix.     Ms. Dori L. Eskenazi
xx.      Ms. Sandra A. Eskenazi
xxi.     Mr. David N. Eskenazi
xxii.    Brightwood Plaza, Inc.
xxiii.   WRC Limited Partnership
xxiv.    Cordish SPG Investments, LC
xxv.     BNW-Rosemont Limited Partnership
xxvi.    Mr. S. Cody Engle
xxvii.   Mr. Arthur A. Greenberg
xxviii.  Mr. Charles Leibler
xxix.    Ms. Sheli Z. Rosenberg
xxx.     Mr. Sanford Shkolnik

xxxi.    Mr. Gerald Spector
xxxii.   Equity-Simon OP LP

                                                                      Schedule B

                              SIMON INTERESTS OF EACH SUBSCRIBER


                                       LIMITED PARTNERS


                                                               SIMON INTEREST
              NAME OF SUBSCRIBER                              (NUMBER OF UNITS)
 Donald E. Boelke                                                       32,571

 Adrian F. Brown                                                         2,022

 Randolph L. Foxworthy                                                  71,463

 William J. Garvey                                                      21,200

 Jerome L. Gershman                                                    158,611

 Lawrence Greenwald                                                     23,056

 Irving Katz                                                            67,957

 Adele Kraft                                                             9,798

 Gerald Kraft                                                          220,225

 James P. Lee                                                           10,054

 Peter K. Leeds                                                          5,303

 T. Barrett Lindsey Trust                                               16,301

 Ruth Freed                                                            170,143

 Leonard J. Weinman                                                     28,539

 Carroll Weisiger                                                       10,578

 Enterprise-Hutchinson Associates, L.P., a                              89,888
 Kansas limited partnership

 D. Andrew Beal                                                        217,416

 Sidney D. Eskenazi                                                     19,011

 Dori L. Eskenazi                                                       11,236

 Sandra A. Eskenazi                                                     11,236

 David N. Eskenazi                                                      11,236

 Brightwood Plaza, Inc., an Indiana                                     10,112
 corporation

                                LIMITED PARTNERS


                                                               SIMON INTEREST
              NAME OF SUBSCRIBER                              (NUMBER OF UNITS)
 WRC Limited Partnership, a Kansas limited                              29,213
 partnership

 Cordish SPG Investments, LC, a Maryland                                44,944
 limited liability company

 BNW-Rosemont Limited Partnership, an                                    4,494
 Illinois limited partnership

 S. Cody Engle                                                           2,120

 Arthur A. Greenberg                                                     2,120

 Charles Leibler                                                         3,181

 Sheli Z. Rosenberg                                                      2,120

 Sanford Shkolnik                                                        4,241

 Gerald Spector                                                          2,120

 Equity-Simon OP LP                                                    195,153

                                                                    Schedule C

            UNITS OF EACH SUBSCRIBER IN SIMON DEBARTOLO GROUP, L.P.
                                     UNITS


              NAME OF SUBSCRIBER                               NUMBER OF UNITS
 Donald E. Boelke                                                       32,571

 Adrian F. Brown                                                         2,022

 Randolph L. Foxworthy                                                  71,463

 William J. Garvey                                                      21,200

 Jerome L. Gershman                                                    158,611

 Lawrence Greenwald                                                     23,056

 Irving Katz                                                            67,957

 Adele Kraft                                                             9,798

 Gerald Kraft                                                          220,225

 James P. Lee                                                           10,054

 Peter K. Leeds                                                          5,303

 T. Barrett Lindsey Trust                                               16,301

 Ruth Freed                                                            170,143

 Leonard J. Weinman                                                     28,539

 Carroll Weisiger                                                       10,578

 D. Andrew Beal                                                         19,011

 Sidney D. Eskenazi                                                     11,236

 Dori L. Eskenazi                                                       11,236

 David N. Eskenazi                                                      11,236

 Brightwood Plaza, Inc., an Indiana                                     10,112
 corporation

 WRC Limited Partnership, a Kansas limited                              29,213
 partnership

 Cordish SPG Investments, LC, a Maryland                                44,944
 limited liability company

                     NAME OF SUBSCRIBER                        NUMBER OF UNITS
 BNW-Rosemont Limited Partnership, an                                    4,494
 Illinois limited partnership

 S. Cody Engle                                                           2,120

 Arthur A. Greenberg                                                     2,120

 Charles Leibler                                                         3,181

 Sheli Z. Rosenberg                                                      2,120

 Sanford Shkolnik                                                        4,241

 Gerald Spector                                                          2,120

 Equity-Simon OP LP                                                    195,153

                                                                      Schedule D



                            Required Consents of SDG

                 1. Consent required pursuant to (a) the SECOND AMENDED AND RESTATED NEW FACILITY CREDIT AGREEMENT, dated as of March 31, 1994 by and among DeBARTOLO, INC. and THE EDWARD J. DeBARTOLO CORPORATION, as the Borrowers, WELLS FARGO BANK, N.A., as the Issuing Bank, and the Co-Lenders specified therein, and WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED as the Administrative Agent and (b) the pledge agreements and other documents delivered pursuant thereto.

                 2. Consents required pursuant to (a) the SECOND AMENDED AND RESTATED RESTRUCTURING FACILITY CREDIT AGREEMENT, dated as of March 31, 1994 by and among DeBARTOLO, INC. and THE EDWARD J. DeBARTOLO CORPORATION, as the borrowers, and the Co-Lenders specified therein, and WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, as the Administrative Agent and (b) the pledge agreements and other documents delivered pursuant thereto.

                 3. Consents required to be obtained prior to the consummation of the merger as specified in the Merger Agreement.

                                                                      Schedule E

                         FORMULA FOR DETERMINATION OF SIMON
                           DeBARTOLO GROUP, L.P. UNITS TO BE
                            OUTSTANDING AFTER THE MERGER


                 1. The DeBartolo Realty Partnership, L.P. General and Limited Partners shall receive a number of Units in Simon DeBartolo Group, L.P. equal to the total number of shares of Simon Property Group, Inc. issued in the Merger to the shareholders DeBartolo Realty Corporation plus the additional number of shares that would have been issued had all Limited Partnership interests outstanding at the Effective Time been exchanged for shares of DeBartolo Realty Corporation pursuant to the Exchange Rights Agreement dated as of April 21, 1994 with a Valuation Date (as defined in the Exchange Rights Agreement) for such hypothetical exercise being the business day preceding Effective Time. Were the closing to have occurred on March 26, 1996, this number would be 61,076,480.1

                 2. The total number of Units in Simon DeBartolo Group, L.P. to be issued to Simon Property Group, L.P. General and Limited Partners shall be a maximum of 99% of the total number of outstanding Units in Simon Property Group, L.P. as at the date of the Merger. At March 26, 1996, the total number of outstanding units is 95,843,000 and 99% of this number is 94,884,570. The total number of Units issuable to the DeBartolo Realty Partnership, L.P. General and Limited Partners are herein referred to as "DeBartolo Units" and the total number of Units issuable to the Simon Property Group, L.P. General and Limited Partners are herein called the "SPG Units."1/


__________________________________

1/ The methodology used to arrive at this formula and these numbers is as follows. The 61,076,480 Unit number is equal to the total number of shares of Simon Property Group, Inc. that would be issued in the Merger at the exchange ratio if the Merger took place on March 26, 1996 and if all outstanding limited partnership interests in DeBartolo Realty Partnership, L.P. had been exercised in full. The 95,843,000 Unit number is equal to the total number of shares of stock of Sunny that would be outstanding immediately prior to the Merger if it took place on March 26, 1996 if all outstanding Units in the Simon Property Group, L.P. were exercised in full. Since all or almost all of the assets of DeBartolo Realty Corporation and Simon Property Group, Inc. consist of their general partnership interests in the two operating partnerships, the relationship between the shares which would be issued in the Merger if all outstanding limited partnership interests in DeBartolo Realty Corporation were exercised in full to the shares of Simon Property Group, Inc. that would be outstanding immediately prior to the Merger if all Units were converted prior to the Merger establishes the relative values of the two partnerships on March 26, 1996. As a matter of convenience the Simon Property Group, L.P. Units will be exchanged on a 1-for-1 basis.

                 3. Of the DeBartolo Units, a percentage equal to its then percentage interest in the DeBartolo Realty Partnership, L.P. (at present 61.8424%) will be allocated to DeBartolo Realty Corporation as general partner and the remaining Units will be allocated to the DeBartolo Realty Partnership, L.P. limited partners. The number of Units to be issued to each DeBartolo Realty Partnership, L.P. limited partner will be a percentage of the total number of Units to be allocated to the DeBartolo Realty Partnership, L.P. partners equal to the percentage interest that each such limited partner had in the DeBartolo Realty Partnership, L.P. immediately prior to the Merger. Accordingly, if the Closing took place March 26, 1996, 37,771,158 Units will be allocated to DeBartolo Realty Corporation as general managing partner and 23,305,322 Units will be issued in the aggregate to the DeBartolo Realty Partnership, L.P. limited partners.

                 4. The number of Units issued to the Simon Property Group, L.P. general and limited partners will be as follows: (x) one Unit will be issued for each Simon Property Group, L.P. Unit exchanged by a Simon Property Group, L.P. Limited partner and (y) Simon Property Group, Inc., as the general partner of Simon Property Group, L.P., will receive for the economic interests being transferred by it a number of Units equal to the number of Simon Property Group, L.P. Units then owned by it less a number equal to 1% of the then outstanding Simon Property Group, L.P. Units. Accordingly, if the Closing took place on March 26, 1996, this number would be 58,579,241. (This number is derived by multiplying 95,843,000 by 61.22%, the present percentage interest held by Simon Property Group, Inc. in Simon Property Group, L.P. and subtracting 95,843 Units being 1% of the outstanding Units). To the extent that Simon Property Group, L.P. limited partners do not exchange Simon Property Group, L.P. Units, the Simon Property Group, L.P. Units that would have been issued in respect thereof will not be issued. This would have the effect of increasing the percentage interest in Simon DeBartolo Group, L.P. by DeBartolo Realty Partnership, L.P. partners.

                                                                      Schedule F


                                                Required Consents of Subscribers


Partner Consents:

         Circle Centre Partners, Ltd.
         Re:  Circle Centre Mall, Indianapolis, Indiana

Lender Consents:

         CIGNA
                 1.       Ingram Creek
                 2.       Ingram Park Mall
                 3.       LaPlaza Mall

         Metropolitan Life Insurance Company
                 1.       Bloomingdale Court
                 2.       Forest Plaza
                 3.       Fox River Plaza
                 4.       Lake View Plaza
                 5.       Lincoln Crossing
                 6.       Matteson Plaza
                 7.       Regency Plaza
                 8.       St. Charles Towne Plaza
                 9.       West Ridge Plaza
                 10.      White Oaks Plaza

         Union Bank of Switzerland
                 1.       Circle Centre Mall
                 2.       $400 Million Revolving Credit Facility

         Marine Midland, Trustee
                 1.       Jefferson Valley Mall

         Citicorp
                 1.       Eastland Mall
                 2.       St. Charles Towne Center

Lender Consents cont.:

         Principal Group

                 1.       Cobblestone Court
                 2.       Crystal Court
                 3.       Fairfax Court
                 4.       Gaitway Plaza
                 5.       Ridgewood Court
                 6.       Royal Eagle Plaza
                 7.       The Plaza at Buckland Hills
                 8.       The Yards Plaza
                 9.       Village Park Plaza
                 10.      West Town Corners
                 11.      Westland Park Plaza
                 12.      Willow Knolls Court


REVOLVING CREDIT AGREEMENT DATED AS OF FEBRUARY 27, 1996, BETWEEN MELVIN SIMON ASSOCIATES, INC. AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK AND PLEDGE AND SECURITY AGREEMENT, ALSO DATED AS OF FEBRUARY 27, 1966, AMONG MELVIN SIMON & ASSOCIATES, INC., PENN SIMON CORPORATION, NACO SIMON CORP., SANDY SPRINGS PROPERTIES, INC., SIMON ENTERPRISES, INC. AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, PURSUANT TO WHICH THE PLEDGORS PLEDGED TO THE BANK THEIR RIGHT TO RECEIVE CASH DISTRIBUTIONS ATTRIBUTABLE TO THEIR RESPECTIVE LIMITED PARTNERSHIP UNITS IN SIMON PROPERTY GROUP, L.P. AND CLASS B COMMON STOCK OF SIMON PROPERTY GROUP, INC.


Pledge and Security Agreement dated as of December 16, 1993, made by Melvin Simon and Herbert Simon (collectively "Simon Pledgors") to Chemical Bank, and additional documents executed in connection therewith, pursuant to which the Simon Pledgors pledged to the Bank 392,135 limited partnership units owned by them in Simon Property Group, L.P.

                                                                      Schedule G

                             Rights, Options, Etc.


Revolving Credit Agreement dated as of February 27, 1996, between Melvin Simon Associates, Inc. And Morgan Guaranty Trust Company of New York and Pledge and Security Agreement, also dated as of February 27, 1966, among Melvin Simon & Associates, Inc., Penn Simon Corporation, Naco Simon Corp., Sandy Springs Properties, Inc., Simon Enterprises, Inc. And Morgan Guaranty Trust Company of New York, pursuant to which the Pledgors pledged to the Bank their right to receive cash distributions attributable to their respective limited partnership units in Simon Property Group, L.P. and Class B common stock of Simon Property Group, Inc.

Pledge and Security Agreement dated as of December 16, 1993, made by Melvin Simon and Herbert Simon (collectively "Simon Pledgors") to Chemical Bank, and additional documents executed in connection therewith, pursuant to which the Simon Pledgors pledged to the Bank 392,135 limited partnership units owned by them in Simon Property Group, L.P.